                                                                    Exhibit 10.8


                    INDEMNITY AGREEMENT OF EXECUTIVE OFFICER


         AGREEMENT, effective as of ________, 19____, between MEDEX, INC., an Ohio corporation (the "Company"), and ___________________________ (the
"Indemnitee"), ____________________________.

         WHEREAS, it is essential to the Company to retain and attract as officers the most capable persons available;

         WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other Claims being asserted against officers of public companies in today's environment;

         WHEREAS, there is a general awareness that competent and experienced persons are becoming more reluctant to serve as officers of a corporation unless they are protected by comprehensive insurance and/or indemnification, especially since shareholder and derivative lawsuits against publicly-held corporations and their officers for line-of-duty decisions and actions have increased in number in recent years for damages in amounts which have no reasonable or logical relationship to the amount of compensation received by the officers from the corporation, and

         WHEREAS, the vagaries of "public policy" and the interpretations of ambiguous statutes and regulations are too uncertain to provide officers with adequate, reliable knowledge of legal risks to which they may be exposed with these indeterminables, and

         WHEREAS, damages sought by class action plaintiffs in some cases amount to tens of millions of dollars and, whether or not the case is meritorious, the cost of defending them is enormous with few individual officers having the resources to sustain such legal costs, not to mention the risk of a judgment running into millions even in cases where the defendant was neither culpable nor profited personally to the detriment of the corporation, and

         WHEREAS, Section 1701.13 of the General Corporation Law of the State of Ohio, under which the Company is organized, empowers corporations to indemnify persons serving as a director, officer, employee or agent of the corporation or a person who serves at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, and further specifies that the indemnification set forth in said section "shall not be exclusive, and shall be in addition to, any other rights granted to those seeking indemnification under the articles, the regulations, any agreement, a vote of shareholders or disinterested directors, or otherwise," and

         WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's service to the Company in an effective manner, the increasing difficulty in obtaining satisfactory directors' and officers' liability insurance coverage, and in part to provide Indemnitee with specific contractual assurance that protection will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of the Articles of Incorporation ("Articles"), Code of Regulations ("Regulations") or Bylaws ("Bylaws") of the Company or any change in the composition of the Company's Board of Directors or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the full extent (whether partial or complete) authorized or permitted by law and as set forth in this Agreement, and for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies, and

         WHEREAS, Indemnitee is unwilling to serve or to continue to serve the Company as an executive officer without the assurances provided by this Agreement; and the Company in order to induce Indemnitee to serve or continue to serve as an executive officer has agreed to provide Indemnitee with the benefits contemplated by this Agreement;

         NOW, THEREFORE, in consideration of the premises and of Indemnitee agreeing to serve or to continue to serve the Company directly or, at its request, another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:


         I.       Basic Indemnification Arrangement.

                  (a) In the event Indemnitee was, is, or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the full extent authorized or permitted by law as soon as practicable but in any event no later than thirty (30) days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim; provided, however, that, except for proceedings to enforce rights to indemnification, the Company shall not be obligated to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized in advance, or unanimously consented to, by the Board of Directors of the Company; and provided further that the Company shall not be obligated to indemnify Indemnitee hereunder for an Indemnifiable Event which is not (i) authorized by the Company's Board of Directors or (ii) otherwise within the authority of the Indemnitee. If so requested by Indemnitee, the Company shall advance (within two (2) business days of such request) any and all Expenses to Indemnitee (an "Expense Advance").

                  (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 2 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and
(ii) the obligation of the Company to make an Expense Advance pursuant to

Section 1(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Company's Board of Directors, and if there has been such a Change in Control, the Reviewing Party shall be the Independent Legal Counsel referred to in Section 2 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Ohio having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

                  (c) No change in the Company's Articles, Regulations or Bylaws or in the General Corporation Law of the State of Ohio subsequent to the date of this Agreement shall have the effect of limiting or eliminating the indemnification available under this Agreement as to any act, omission or capacity for which this Agreement provides indemnification at the time of such act, omission or capacity. If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Company to indemnify the Indemnitee, such change shall to the same extent expand the Indemnitee's rights and the Company's obligations under this Agreement. If any change in any applicable law, statute or rule diminishes the power of the Company to Indemnify the Indemnitee, such change, except to the extent otherwise required by law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

         2. Change in Control. The Company agrees that if there is a Change in Control of the Company, then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement, or any Article, Regulation, or Bylaw provision now or hereinafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

         3. Indemnification for Additional Expenses. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two (2) business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement, or any Article, Regulation or Bylaw provision now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company; provided, however, that if there is a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee is not entitled to such indemnification, advance payment of expenses or insurance recovery, Indemnitee shall reimburse the Company for all such expenses theretofore paid under this Section 3.

         4. Partial Indemnity, Etc. If indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

         5. Burden of Proof. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

         6. No Presumptions. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by a Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

         7. Nonexclusivity, Etc. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Articles, Regulations, Bylaws or the Ohio General Corporation Law or otherwise. To the extent that a change in the Ohio General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Articles, Regulations, Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

         8. Liability Insurance.

                  (a) The Company hereby represents and warrants that the Company has purchased and maintains directors' and officers' liability insurance consisting of a primary policy issued by The Cincinnati Insurance Company providing $5,000,000 in coverage (the "D&O Insurance").

                  (b) The Company hereby covenants and agrees that, so long as Indemnitee shall continue to serve as an executive officer of the Company and thereafter so long as Indemnitee shall be subject to any possible Claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was an executive officer of the Company, the Company shall maintain in full force and effect the D&O Insurance, or substantially equivalent insurance coverage; provided, however, that the Company shall not be obligated hereunder to pay annual premiums for directors' and officers' liability insurance in excess of one hundred fifty percent (150%) of the annualized rate of premiums paid by the Company for D&O Insurance in Fiscal Year 1995 (the "Increased Rate"), and if the premiums for such insurance coverage would exceed the Increased Rate in any fiscal year, and the Company determines not to spend in excess of the Increased Rate, the Company shall endeavor to retain such type of coverage by amending the levels of self-insured retention and/or limits of liability of such insurance coverage so as not to exceed the Increased Rate.

                  (c) In all policies of D&O Insurance, Indemnitee shall be named as an insured in such manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy.

         9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two (2) years from the date of accrual of such cause of action, and any Claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two (2) year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

         10. Notices

         (a) The Indemnitee shall give to the Company notice in writing as soon as practicable of any Claim made against him for which indemnification will or could be sought under this Agreement. Failure to give such notice shall not be cause for the Company not to indemnify Indemnitee or advance Expenses unless the Company can demonstrate that it was prejudiced by such failure.

         (b) Notices shall be in writing and shall be either personally delivered or sent by Federal Express of other reputable overnight courier for next business day delivery, or sent by certified mail, return receipt requested, addressed as follows:

         If to the Company:         Medex, Inc.
                                    3637 Lacon Road
                                    Hilliard, Ohio  43026
                                    Attn: Chief Executive Officer
                                    Attn: General Counsel

         If to the Indemnitee:      at Indemnitee's address stated above

or at such other address as from time to time designated by written notice delivered in accordance herewith. Any notice personally served shall be deemed delivered on the date of such service. Any notice sent by overnight courier as provided above shall be deemed delivered on the first business day after the date such notice was actually delivered by such overnight courier or refused. Any notice sent by mail as provided above shall be deemed delivered on the date of actual receipt or refusal thereof.


         11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, the Articles, Regulations, Bylaws or otherwise) of the amounts otherwise indemnifiable hereunder.

         14. Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an executive officer of the Company.

         15. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the full extent permitted by law.

         16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Ohio applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

         17. Certain Definitions.

                  (a) Change in Control: A Change in Control shall be deemed to have occurred if (i) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least three quarters (3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute a majority thereof; or (ii) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities in a transaction which has not been approved by the Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which (A) has been approved by the Continuing Directors or (B) would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company's assets.

                  (b) Claim: any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether instituted by or in the right of the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other, arising in connection with an Indemnifiable Event.

                  (c) Expenses: include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

                  (d) Indemnifiable Event: any event or occurrence related to the fact that Indemnitee is or was an executive officer of the Company, or is or was serving at the request of the Company as a director, officer, or trustee of another corporation, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

                  (e) Independent Legal Counsel: an attorney or firm of attorneys, selected in accordance with the provisions of Section 2, who shall not have otherwise performed services for the Company or Indemnitee within the last five (5) years.

                  (f) Reviewing Party: any appropriate person or body consisting of a member of members of the Company's Board of Directors or any other person or body appointed by the Board who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

                  (g) Voting Securities: any securities of the Company which vote generally in the election of directors.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement this ____ day of _______________, 19_____.



                                                  _____________________________



                                                  By:
                                                  Name:
                                                  Title:



_______________________________________
Indemnitee

                                                                   Exhibit 10.8

                         INDEMNITY AGREEMENT OF DIRECTOR


         AGREEMENT, effective as of _________________, 19__, between MEDEX, INC., an Ohio corporation (the "Company"), and _______________________ (the "Indemnitee"),
- --------------------.

         WHEREAS, it is essential to the Company to retain and attract as directors the most capable persons available;

         WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other Claims being asserted against directors of public companies in today's environment;

         WHEREAS, there is a general awareness that competent and experienced persons are becoming more reluctant to serve as directors of a corporation unless they are protected by comprehensive insurance and/or indemnification, especially since shareholder and derivative lawsuits against publicly-held corporations and their directors for line-of-duty decisions and actions have increased in number in recent years for damages in amounts which have no reasonable or logical relationship to the amount of compensation received by the directors from the corporation, and

         WHEREAS, the vagaries of "public policy" and the interpretations of ambiguous statutes and regulations are too uncertain to provide directors with adequate, reliable knowledge of legal risks to which they may be exposed with these indeterminables, and

         WHEREAS, damages sought by class action plaintiffs in some cases amount to tens of millions of dollars and, whether or not the case is meritorious, the cost of defending them is enormous with few individual directors having the resources to sustain such legal costs, not to mention the risk of a judgment running into millions even in cases where the defendant was neither culpable nor profited personally to the detriment of the corporation, and

         WHEREAS, Section 1701.13 of the General Corporation Law of the State of Ohio, under which the Company is organized, empowers corporations to indemnify persons serving as a director, officer, employee or agent of the corporation or a person who serves at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, and further specifies that the indemnification set forth in said section "shall not be exclusive, and shall be in addition to, any other rights granted to those seeking indemnification under the articles, the regulations, any agreement, a vote of shareholders or disinterested directors, or otherwise," and

         WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's service to the Company in an effective manner, the increasing difficulty in obtaining satisfactory directors' and officers' liability insurance coverage, and in part to provide Indemnitee with specific contractual assurance that protection will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of the Articles of Incorporation ("Articles"), Code of Regulations ("Regulations") or Bylaws ("Bylaws") of the Company or any change in the composition of the Company's Board of Directors or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the full extent (whether partial or complete) authorized or permitted by law and as set forth in this Agreement, and for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies, and

         WHEREAS, Indemnitee is unwilling to serve or to continue to serve the Company as a director without the assurances provided by this Agreement; and the Company in order to induce Indemnitee to serve or continue to serve as a director has agreed to provide Indemnitee with the benefits contemplated by this Agreement;

         NOW, THEREFORE, in consideration of the premises and of Indemnitee agreeing to serve or to continue to serve the Company directly or, at its request, another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

         I.       Basic Indemnification Arrangement.

                  (a) In the event Indemnitee was, is, or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the full extent authorized or permitted by law as soon as practicable but in any event no later than thirty (30) days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim; provided, however, that, except for proceedings to enforce rights to indemnification, the Company shall not be obligated to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized in advance, or unanimously consented to, by the Board of Directors of the Company. If so requested by Indemnitee, the Company shall advance (within two (2) business days of such request) any and all Expenses to Indemnitee (an "Expense Advance").

                  (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 2 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and
(ii) the obligation of the Company to make an Expense Advance pursuant to
Section 1(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Company's Board of Directors, and if there has been such a Change in Control, the Reviewing Party shall be the Independent Legal Counsel referred to in Section 2 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Ohio having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

                  (c) No change in the Company's Articles, Regulations or Bylaws or in the General Corporation Law of the State of Ohio subsequent to the date of this Agreement shall have the effect of limiting or eliminating the indemnification available under this Agreement as to any act, omission or capacity for which this Agreement provides indemnification at the time of such act, omission or capacity. If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Company to indemnify the Indemnitee, such change shall to the same extent expand the Indemnitee's rights and the Company's obligations under this Agreement. If any change in any applicable law, statute or rule diminishes the power of the Company to Indemnify the Indemnitee, such change, except to the extent otherwise required by law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

         2. Change in Control. The Company agrees that if there is a Change in Control of the Company, then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement, or any Article, Regulation, or Bylaw provision now or hereinafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

         3. Indemnification for Additional Expenses. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by

Indemnitee, shall (within two (2) business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement, or any Article, Regulation or Bylaw provision now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company; provided, however, that if there is a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee is not entitled to such indemnification, advance payment of expenses or insurance recovery, Indemnitee shall reimburse the Company for all such expenses theretofore paid under this Section 3.

         4. Partial Indemnity, Etc. If indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

         5. Burden of Proof. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

         6. No Presumptions. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by a Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

         7. Nonexclusivity, Etc. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Articles, Regulations, Bylaws or the Ohio General Corporation Law or otherwise. To the extent that a change in the Ohio General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Articles, Regulations, Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

         8. Liability Insurance.

                  (a) The Company hereby represents and warrants that the Company has purchased and maintains directors' and officers' liability insurance consisting of a primary policy issued by The Cincinnati Insurance Company providing $5,000,000 in coverage (the "D&O Insurance").

                  (b) The Company hereby covenants and agrees that, so long as Indemnitee shall continue to serve as a director of the Company and thereafter so long as Indemnitee shall be subject to any possible Claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director of the Company, the Company shall maintain in full force and effect the D&O Insurance, or substantially equivalent insurance coverage; provided, however, that the Company shall not be obligated hereunder to pay annual premiums for directors' and officers' liability insurance in excess of one hundred fifty percent (150%) of the annualized rate of premiums paid by the Company for D&O Insurance in Fiscal Year 1995 (the "Increased Rate"), and if the premiums for such insurance coverage would exceed the Increased Rate in any fiscal year, and the Company determines not to spend in excess of the Increased Rate, the Company shall endeavor to retain such type of coverage by amending the levels of self-insured retention and/or limits of liability of such insurance coverage so as not to exceed the Increased Rate.

                  (c) In all policies of D&O Insurance, Indemnitee shall be named as an insured in such manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy.

         9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two (2) years from the date of accrual of such cause of action, and any Claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two (2) year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

         10. Notices

         (a) The Indemnitee shall give to the Company notice in writing as soon as practicable of any Claim made against him for which indemnification will or could be sought under this Agreement. Failure to give such notice shall not be cause for the Company not to indemnify Indemnitee or advance Expenses unless the Company can demonstrate that it was prejudiced by such failure.

         (b) Notices shall be in writing and shall be either personally delivered or sent by Federal Express of other reputable overnight courier for next business day delivery, or sent by certified mail, return receipt requested, addressed as follows:

         If to the Company:      Medex, Inc.
                                 3637 Lacon Road
                                 Hilliard, Ohio  43026
                                 Attn:  Chief Executive Officer
                                 Attn:  General Counsel

         If to the Indemnitee: at Indemnitee's address stated above or at such other address as from time to time designated by written notice delivered in accordance herewith. Any notice personally served shall be deemed delivered on the date of such service. Any notice sent by overnight courier as provided above shall be deemed delivered on the first business day after the date such notice was actually delivered by such overnight courier or refused. Any notice sent by mail as provided above shall be deemed delivered on the date of actual receipt or refusal thereof.


         11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, the Articles, Regulations, Bylaws or otherwise) of the amounts otherwise indemnifiable hereunder.

         14. Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director of the Company.

         15. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the full extent permitted by law.

         16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Ohio applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

         17. Certain Definitions.

                  (a) Change in Control: A Change in Control shall be deemed to have occurred if (i) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least three quarters (3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute a majority thereof; or (ii) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities in a transaction which has not been approved by the Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which (A) has been approved by the Continuing Directors or (B) would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company's assets.

                  (b) Claim: any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether instituted by or in the right of the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

                  (c) Expenses: include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

                  (d) Indemnifiable Event: any event or occurrence related to the fact that Indemnitee is or was a director of the Company, or is or was serving at the request of the Company as a director, officer, or trustee of another corporation, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

                  (e) Independent Legal Counsel: an attorney or firm of attorneys, selected in accordance with the provisions of Section 2, who shall not have otherwise performed services for the Company or Indemnitee within the last five (5) years.

                  (f) Reviewing Party: any appropriate person or body consisting of a member of members of the Company's Board of Directors or any other person or body appointed by the Board who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

                  (g) Voting Securities: any securities of the Company which vote generally in the election of directors.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement this ____ day of _______________, 1996.


                                             _______________________________


                                             By:    ___________________________
                                             Name:  ___________________________
                                             Title: ___________________________

________________________________
_______________, Indemnitee